SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                April 9, 2007

Kaire Holdings, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Delaware                      0-21384               13-3367421
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(State or Other Jurisdiction             (Commission          (IRS Employer
of Incorporation)                              File Number)                         Identification No.)

7700 Irvine Center Drive, Suite 870, Irvine California                  92618
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(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (949) 861-3560
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation fo the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR
240.13e-4(c)).

Item 5.02. Departure of Principal Officer

As of April 9, 2007, Randall Jones was removed as Chief Financial Officer of Kaire Holdings, Inc.

Item 9.01  Exhibits

(b) None

Exhibit No.	Exhibit

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/Steven Westlund                     Date
Steven Westlund                               April 13, 2007